PMC Funds
each a series of Trust for Professional Managers (the “Trust”)

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2009, as supplemented on February 23, 2010.

Effective January 4, 2010, Delaware Management Holdings, Inc. (“Delaware”), the parent company of Delaware Management Company (“Delaware Management”), a sub-adviser to the PMC Diversified Equity Fund (the “Fund”), was acquired by the Macquarie Group (“Macquarie Group”).  Under the Investment Company Act of 1940, as amended, the acquisition of Delaware by Macquarie Group results in the assignment and automatic termination of the sub-advisory agreement between Envestnet Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), and Delaware Management.  Accordingly, the Adviser and Delaware Management have entered into a new sub-advisory agreement, which incorporates the same terms and conditions included in the terminated agreement.  The new sub-advisory agreement with Delaware Management was approved by the Trust’s Board of Trustees on November 16, 2009, in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission on September 26, 2007.  The following section beginning of page 18 of the Prospectus is revised to include the following disclosure:

“Management of the Fund - The Sub-Advisers and Portfolio Managers”

Delaware Management Company
The Adviser has entered into a sub-advisory agreement with Delaware Management Company (“Delaware Management”), a series of Delaware Management Business Trust (“DMBT”), a Delaware Statutory Trust, to manage a portion of the Diversified Equity Fund’s assets.  Delaware Management is located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.  DMBT is a registered investment adviser and a majority-owned subsidiary of the Macquarie Group.  As of December 31, 2009, the Macquarie Group had $300 billion in assets under management.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies and are subject to investment risk, including possible delays in repayment and loss of income and capital invested.  No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund or any particular rate of return.

Please retain this Supplement with your Prospectus and SAI for future reference.

The date of this Prospectus and SAI Supplement is February 23, 2010.